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                                                                   EXHIBIT 10.21

                              ASSUMPTION AGREEMENT

      This Assumption Agreement ("AGREEMENT") is made this 21st day of February, 2006, by LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Securities Pass-Through Certificates Series 2004 - PWR3 ("LENDER"), STONEWATER DOX FUNDING LLC, a Delaware limited liability company ("BORROWER"), STONEWATER FUNDING LLC, a Delaware limited liability company, ("GUARANTOR"), ACI06 CHAMPAIGN IL LLC, a Delaware limited liability company ("NEW BORROWER"), and GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation ("NEW GUARANTOR").

                                    RECITALS

A. Wells Fargo Bank, National Association (the "ORIGINAL LENDER") made a loan to Borrower in the original principal amount of Ten Million and no/100ths Dollars ($10,000,000.00) ("LOAN"), under the terms and provisions set forth in the following loan documents, all of which are dated as of November 21, 2003 unless otherwise noted:

      1. Promissory Note Secured By Mortgage ("NOTE") in the original principal amount of the Loan, made by Borrower and payable to Lender's predecessor in interest;

      2. Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (and Fixture Filing) ("Security Instrument"), executed by Borrower, as Mortgagor, for the benefit of Original Lender, as Mortgagee, which secures the Note and other obligations of Borrower and which was recorded on November 25, 2003, as Instrument No. 2003R52081, in the Office of the Recorder of Champaign County, Illinois ("OFFICIAL RECORDS"), the Mortgagee's interest under which was assigned by instrument recorded on May 4, 2004, as Instrument No.2004R12813, in the Official Records. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the "PROPERTY" and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the "COLLATERAL";

      3. Limited Guaranty ("GUARANTY") executed by Guarantor and by other guarantors, which other guarantors have since been released under the terms of a Guarantor Release Agreement dated as of (approximately) January 12, 2005;

      4. Assignment of Management Contracts ("ASSIGNMENT OF MANAGEMENT CONTRACTS") given by Borrower to Original Lender;

      5. Agreement Regarding Required Insurance ("AGREEMENT REGARDING REQUIRED INSURANCE") by and between Borrower and Original Lender;

      6. Cash Management Agreement by and between Borrowers and Original Lender ("CASH MANAGEMENT AGREEMENT"); and

      7. UCC-1 Financing Statements filed with the New York Secretary of State and the Secretary of State of the State of Illinois.

            The above documents and any other Loan Documents (as defined in the Note and listed in Exhibit B to the Note, and incorporated therein), including, in each case, any prior amendments thereto, together with this Agreement and the documents executed in connection with this Agreement, including without limitation, the Borrower's Certification of even date, with all attachments, executed by New Borrower ("BORROWER'S CERTIFICATION") that certain Guarantor's Financial Certificate of even date, with all attachments, executed

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            by New Guarantor ("GUARANTOR'S FINANCIAL CERTIFICATE"); the
            Assignment of Management Contracts executed by New Borrower of even date, with its attached Consent, Subordination and Agreement of Manager dated February 15, 2006, executed by the Manager named therein (both documents together, the "NEW ASSIGNMENT AND CONSENT") and the UCC-1 and UCC-3 Financing Statements of even date ("NEW FINANCING STATEMENTS") are hereinafter collectively defined as the "LOAN DOCUMENTS"; provided however, that the term Loan Documents shall not include the Guaranty, the New Guaranty defined hereinafter, nor any other guaranty given in connection with the Loan.

B. Original Lender transferred the Note to Lender and assigned to Lender all of its rights under the Loan Documents and the guaranty.

C.    As of February 6, 2006:

      1. The principal balance outstanding under the Note was Nine Million Seven Hundred Forty-Two Thousand One Hundred Sixty-Seven and 02/100s Dollars ($9,742,167.02);

      2.    Accrued interest on the Note has been paid through January 31, 2006;

      3. Accrued but unpaid interest on the Note was Seven Thousand Nine Hundred Ninety-Six and 70/100s Dollars ($7996.70);

      4. The balance in the tax escrow reserve was One Hundred Twenty-Seven Thousand One Hundred Eighty-Eight and 78/100s Dollars ($127,188.78); and

      5. The balance in the insurance escrow reserve was Ten Thousand Seven Hundred Forty-Nine and 65/100Dollars ($10,749.65).

D. Borrower has sold and conveyed the Property and the Collateral to New Borrower, or is about to sell and convey the Property and the Collateral to New Borrower, and both parties desire to obtain from Lender a waiver of any right Lender may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

E. Subject to the terms and conditions hereof, Lender is willing to waive any right of acceleration of the Maturity Date of the Note upon assumption by New Borrower of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

      1. INCORPORATION. The foregoing recitals are incorporated herein by this reference.

      2. ASSUMPTION FEE. As consideration for Lender's execution of this Agreement and in addition to any other sums due hereunder, Borrower and New Borrower agree to pay Lender or Lender's servicers (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee of Ninety Seven Thousand Four hundred Twenty-One and 67/100s Dollars ($97,421.67), due on execution of this Agreement by Lender.

      3. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Agreement:

            a. The irrevocable commitment of Chicago Title Insurance Company ("TITLE COMPANY") to issue CLTA 104.8 and CLTA 111.4 (or equivalent) endorsements to Title Company's Title Policy No.1253-000819403-CHA, dated November 25, 2003, in each case in form and substance acceptable to Lender and without deletions or exceptions other than as expressly approved by Lender in writing, insuring Lender that the priority and validity of the Security Instrument has not been and will not be impaired by this Agreement, the conveyance of the Property, or the transaction contemplated hereby;

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            b.    Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A and otherwise in form and substance acceptable to Lender ("MEMORANDUM OF ASSUMPTION AGREEMENT"); and (iii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

            c. Recordation in the Official Records of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has reasonably requested to be recorded or filed in connection with this Agreement;

            d. New Borrower's delivery to Lender of UCC-1 and UCC-3 Financing Statements in proper form for filing in the appropriate jurisdictions as determined by Lender;

            e. Execution and delivery to Lender by New Guarantor of a personal Limited Guaranty ("NEW GUARANTY") in favor of Lender and in form and substance acceptable to Lender, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Loan as more specifically set forth in the New Guaranty;

            f. Delivery to Lender of the Borrower's Certification and Guarantor's Financial Certificate, with attachments, including without limitation organizational documents and evidence of good standing of New Borrower and New Guarantor, together with such resolutions or certificates as Lender may reasonably require, in form and content reasonably acceptable to Lender, authorizing the assumption of the Loan and the New Guaranty and executed by the appropriate persons and/or entities on behalf of New Borrower and New Guarantor;

            g. The representations and warranties contained herein are true and correct in all material respects on the date made and are reconfirmed as true and correct in all material respects on the date of the consummation of the transactions contemplated by this Agreement;

            h. Receipt by Lender of a copy of New Borrower's (or its Tenant's) casualty insurance policy and comprehensive liability insurance policy with respect to the Property or , in lieu thereof, certificates issued by the insurance carriers evidencing the coverages afforded by such policies, each in form and amount satisfactory to Lender;

            i. Receipt by Lender of a copy of the grant deed by which title to the Property will be conveyed to New Borrower, the bill of sale by which the personal property will be transferred, and the purchase and sale agreement documenting the sale of the Property to New Borrower;

            j. Receipt by Lender of an executed assignment of the purchaser's interest in the purchase and sale agreement for the Property from the purchaser named therein to New Borrower;

            k.    Receipt by Lender of an executed Form W-9 for New Borrower;

            l. Receipt by Lender of a copy of the assignment and assumption agreement by which the existing property management agreement for the Property has been assigned to and assumed by New Borrower;

            m. Lender shall have received an opinion of counsel to Lender that the transfer to New Borrower, and the consummation of the transactions referenced herein are in compliance with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

            n.    Payment of the assumption fee provided for in Section 2 above;
                  and

            o. Borrower's or New Borrower's reimbursement to Lender of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, reasonable attorneys' fees, appraisal,

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                  engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees, agents or independent contractors.

      4. EFFECTIVE DATE. The effective date of this Agreement shall be the date the Memorandum of Assumption Agreement is recorded in the Official Records ("EFFECTIVE DATE").

      5. ASSUMPTION. New Borrower hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents and shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if New Borrower were an original signatory thereto. The execution of this Agreement by New Borrower shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents.

      6.    PARTIAL RELEASE OF BORROWER AND GUARANTOR; RELEASE OF LENDER.

            a. Lender hereby releases (on the Effective Date) Borrower and Guarantor from liability under the Loan Documents other than this Agreement; provided however, that the parties hereby acknowledge and agree that Borrower and Guarantor are expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower's and Guarantor's obligations with respect to the matters set forth in Section 8.2 of the Note or Borrower's and Guarantor's liability for breaches of their representations and warranties under the Loan Documents, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the "RETAINED OBLIGATIONS"), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof. Borrower's and Guarantor's obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Security Instrument or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Lender in its discretion for purposes related to those set forth in the Loan Documents.

            b. Each of Borrower, Guarantor, New Borrower and New Guarantor hereby fully releases (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower arising out of or in connection with the Loan or the Loan Documents prior to the Effective Date other than this Agreement. With respect to the immediately preceding sentence, each of Borrower, Guarantor, New Borrower and New Guarantor after consultation with its respective attorney, hereby expressly waives the benefits of the provisions of applicable law, if any, which provides to the effect that:

                        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him, must have materially affected his settlement with the debtor."

            From time to time without first requiring performance on the part of New Borrower, Lender may look to and require performance by Borrower of all Retained Obligations. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest and notices of dishonor of all or any part of the indebtedness now existing or hereafter arising under the Loan Documents

      7. CONFIRMATION OF GUARANTY; PARTIAL RELEASE OF GUARANTOR. Nothing contained herein is intended to limit, impair, terminate or revoke Guarantor's obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty; provided, however, Lender hereby releases Guarantor from its obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

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      8.    REPRESENTATIONS AND WARRANTIES.

            a. Assignment. Borrower and New Borrower each hereby represents and warrants to Lender that Borrower has irrevocably and unconditionally transferred and assigned to New Borrower all of Borrower's right, title and interest in and to:

                              i.    The Property and the Collateral;

                              ii.   The Loan Documents;

                              iii. All leases related to the Property or the Collateral;

                              iv.   All rights as named insured under all
                                    casualty and liability insurance policies
                                    (and all endorsements in connection
                                    therewith) relating to the Property or the Collateral (unless, but only to the extent that, New Borrower is obtaining its own such insurance policies);

                              v.    All reciprocal easement agreements,
                                    declarations of conditions, covenants and restrictions and other matters encumbering or benefiting the Property, whether or not recorded in the land records;

                              vi. All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

                              vii. All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

            b.    No Consents Required.

                              i.    Borrower hereby further represents and
                                    warrants to Lender that no consent to the transfer of the Property and the Collateral to New Borrower is required under any agreement to which Borrower is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

                              ii. New Borrower hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to New Borrower is required under any agreement to which New Borrower is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

            c.    No Defaults.

                              i. New Borrower hereby represents and warrants to Lender , to the best of its knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct.

                              ii Borrower hereby represents and warrants to Lender and to New Borrower, to the best of its knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan

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                                    Documents, as modified by this Agreement,
                                    and all representations and warranties
                                    herein and in the other Loan Documents are true and correct.

                              iii Lender hereby represents and warrants to New Borrower, to the best of its knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement.

            d. Loan Documents. New Borrower represents and warrants to Lender that New Borrower has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to New Borrower regarding the terms and conditions of the Loan Documents. New Borrower further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to New Borrower as well as to Borrower, as though New Borrower were the borrower originally named in the Loan Documents. New Borrower further understands and acknowledges that, except as expressly provided in a writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower or New Borrower under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

            e. Financial Statements. New Borrower represents and warrants to Lender that the financial statements of New Borrower and of each member of New Borrower (if New Borrower is a limited liability company) and of each New Guarantor, if any, previously delivered by or on behalf of New Borrower to
                  Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties as of the date such financial statements were made; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Lender. New Borrower further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by New Borrower to Lender and Lender has acknowledged in writing its receipt and approval of such changes so disclosed.

            f. Reports. New Borrower represents and warrants to Lender that all reports, documents, instruments and information delivered to Lender by New Borrower in connection with New Borrower's assumption of the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

            g. New Borrower Location. New Borrower's chief executive office is located at the following address: 1521 Westbranch Drive, Suite 200, McLean, VA 22102. New Borrower is an organization organized solely under the laws of the State of Delaware. All organizational documents of New Borrower delivered to Lender are complete and accurate in every respect. New Borrower's legal name is exactly as shown on page one of this Agreement. New Borrower shall not change New Borrower's name or, as applicable, New Borrower's chief executive office, or the jurisdiction in which New Borrower is organized, without giving Lender at least 30 days' prior written notice.

            h. No Adverse Change. New Borrower represents and warrants to Lender that since the date of the financial statements for New Borrower and New Guarantor submitted by New Borrower in connection with its application to assume the Loan, there has occurred no adverse change in the financial condition of New Borrower or New Guarantor.

            i. No Pledge of Equity Interests. New Borrower represents and warrants to Lender that no equity interest in New Borrower or in any entity that, directly or indirectly, owns an equity interest in New Borrower has been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to New Borrower, directly or indirectly, in connection with New Borrower's acquisition of the Property consists of borrowed funds.

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      9.    MODIFICATION TO CASH MANAGEMENT AGREEMENT. New Borrower and Lender
            hereby agree that the Cash Management Agreement is amended as provided in this Section 9:

            a. Recital C of the Cash Management Agreement is hereby amended by deleting the identifying account number of the Restricted Account, which number appears in the fifth line of Recital C and replacing it with the following number, which shall hereafter be the identifying account number for the Restricted
                  Account.: 4121279590.

            b. Section 1.1 of the Cash Management Agreement is hereby amended by the deleting the second-to-last sentence thereof and substituting therefor the following:

                        "The Restricted Account and Excess Cash Flow Subaccount shall be assigned the federal tax identification number of Borrower, which number is 91-2198700".

            c. Section 4.1(a) (ii) of the Cash Management Agreement is hereby amended by deleting the second sentence thereof and substituting therefor the following:

                        "Borrower has established an account at Briggs Bank and Trust Company; account name: ACI06 Champaign IL LLC; Bank's ABA # 051404260
                        ("Borrower's Operations Account")."

      10.   MODIFICATION TO SECURITY INSTRUMENT

            a. KEY PERSON OR ENTITY. New Borrower, Borrower and Lender hereby agree that Section 7.1(a) (vi) of the Security Instrument is hereby deleted in its entirety.

            b. "ACTUAL KNOWLEDGE" STANDARD. The parenthetical in the first paragraph in Section 5.1 is replaced by the following:
                  "("actual knowledge" means the knowledge of the Borrower based solely on the Purchase and Sale Agreement dated November 22, 2005 between, Gladstone Commercial Limited Partnership and Stonewater UIS Funding LLC, as amended, and as assigned by Gladstone Commercial Limited Partnership to Borrower, and/or the conveyance documents delivered pursuant thereto, and Borrower's good faith due diligence investigation in connection with the acquisition of the Property)"

      11. MODIFICATION TO NOTE. Paragraph 3.5 of Exhibit A is amended by striking the following words, proper names and figures:

                        "Bank Name: LaSalle National Bank
                        ABA Routing No.: 071000505
                        Account Name: Stonewater DOX Funding LLC
                        Reference: Amdocs
                        Advise: John Reinsma, Ext. 4-0282"

                        and replacing them with:

                        "Bank Name: Briggs Bank and Trust Company
                        ABA Routing No.: 051404260
                        Account Name: ACI06 Champaign IL LLC
                        Reference: Amdocs
                        Advise: Matt Tucker "

      12. TRANSFERS OF GLADSTONE COMMERCIAL CORPORATION. Lender hereby acknowledges and agrees that, notwithstanding anything set forth herein or in the Loan Documents, the trading or issuance of shares or other securities of Gladstone Commercial Corporation, a Maryland corporation, in the public or private markets shall not constitute a Transfer under Section 6.15 of the Security Instrument.

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      13.   WAIVER OF ACCELERATION. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to New Borrower; provided, however, Lender reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in New Borrower, except as permitted by the Loan Documents.

      14. HAZARDOUS MATERIALS. Without in any way limiting any other provision of this Agreement, New Borrower and Borrower expressly reaffirm as of the date hereof, and New Borrower reaffirms continuing hereafter:
            (a) each and every representation and warranty in the Loan Documents respecting "HAZARDOUS MATERIALS"; and (b) each and every covenant and indemnity in the Loan Documents respecting "HAZARDOUS MATERIALS".

      15. MULTIPLE PARTIES. If more than one person or entity has signed this Agreement as New Borrower or Borrower, then all references in this Agreement to New Borrower or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

      16. CONFIRMATION OF SECURITY INTEREST. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to New Borrower are subject to any security interest(s) held by Lender.

      17. NOTICES. All notices to be given to New Borrower pursuant to the Loan Documents shall be addressed as follows:

                               ACI06 Champaign IL LLC
                               c/o Gladstone Commercial Corporation
                               1521 Westbranch Drive - Suite 200
                               McLean, VA 22102
                               Attention:   Danielle Seidman
                               Facsimile:   (703) 287-5801

                               With a copy to:

                               Dickstein Shapiro Morin & Oshinsky LLP
                               2101 L Street, NW
                               Washington, DC  20037
                               Attn:  James D. Kelly, Esq.
                               Facsimile:  (202) 887-0689

      18. INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender and New Borrower. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

      19. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

      20. ATTORNEYS' FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement, with or

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            without the filing of any legal action or proceeding, New
            Borrower shall pay to Lender, upon demand, the amount of all attorneys' fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

      21.   ONE-TIME RIGHT OF TRANSFER OF PROPERTY. The parties acknowledge that
            Section 4 of Exhibit A to Promissory Note attached to and forming a part of the Note provides that Lender shall, one (1) time only, consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated herein shall constitute such one consent and that hereafter, Lender shall not be required to consent to any further such sale or exchange.

      22. MISCELLANEOUS. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Agreement, Borrower and New Borrower, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

      23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

            [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Borrower, Guarantor, New Borrower, New Guarantor and Lender have caused this Agreement to be duly executed as of the date first above written.

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Securities Pass-Through Certificates Series 2004 - PWR3

By: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer under the Pooling and Servicing Agreement dated March 1, 2004, by and between Bear Stearns Commercial Mortgage Securities, Inc., Prudential Asset Resources, Inc., Wells Fargo Bank, National Association, Arcap Servicing, Inc., LaSalle Bank National Association, ABN AMRO Bank N.V. and The Prudential Insurance Company of America

      By:    _______________________________
      Name:  _______________________________
      Title: _______________________________

[Signatures continued on next page]

BORROWER

STONEWATER DOX FUNDING LLC,
a Delaware limited liability company

By:     __________________________________
Name:   Constantine Dakolias
Title:  Vice President

GUARANTOR

STONEWATER FUNDING LLC,
a Delaware limited liability company

By:     __________________________________
Name:   Constantine Dakolias
Title:  Vice President

[Signatures continued on next page]

NEW BORROWER

ACI06 CHAMPAIGN IL LLC,
a Delaware limited liability company

By:     ____________________________
Name:   ____________________________
Title:  ____________________________

NEW GUARANTOR

GLADSTONE COMMERCIAL CORPORATION,
a Maryland corporation

By:            __________________________
Name:          __________________________
Title:         __________________________

Recording Requested by                                                 Exhibit A
and when recorded return to:

PEPLER MASTROMONACO LLP
100 First Street, 25th Floor
San Francisco, California  94105
Attention:  Barrie Cowan, Esq.

Loan No.: 31-0901388

                       MEMORANDUM OF ASSUMPTION AGREEMENT

STONEWATER DOX FUNDING, LLC, a Delaware limited liability company ("BORROWER"), with a mailing address at c/o Stonewater Partners, 237 Mamaroneck Avenue, Suite 406, White Plains, NY 10605, STONEWATER FUNDING LLC, a Delaware limited liability company ("GUARANTOR"), with a mailing address at c/o Stonewater Partners, 237 Mamaroneck Avenue, Suite 406, White Plains, NY 10605, ACI06 CHAMPAIGN IL LLC, a Delaware limited liability company, ("NEW BORROWER"), with a mailing address at 1521 Westbranch Drive, Suite 200, McLean, VA 22102, GLADSTONE COMMERCIAL CORPORATION ("NEW GUARANTOR"), with a mailing address at 1521 Westbranch Drive, Suite 200, McLean, VA 22102, and LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Securities Pass-Through Certificates Series 2004 - PWR3 ("LENDER"), with a mailing address at c/o Wells Fargo Bank, N.A., Commercial Mortgage Servicing, 1320 Willow Pass Road, Suite 205, Concord, California 94520, are parties to that certain ASSUMPTION AGREEMENT dated of even date herewith ("ASSUMPTION AGREEMENT"). The undersigned parties agree that all obligations under that certain Promissory Note Secured by Mortgage ("NOTE") dated November 21, 2003, in the original principal amount of Ten Million and no/100ths Dollars ($10,000,000.00), secured by that certain Mortgage and Absolute Assignment of Rents and Leases and Security Agreement and Fixture Filing ("SECURITY INSTRUMENT") recorded November 25, 2003 as Instrument No.2003R52081, in the office of the Recorder of Champaign County, Illinois ("OFFICIAL RECORDS") the mortgagee's interest under which was assigned by instrument recorded on May 4, 2004, as Instrument No. 2004R12813, in the Official Records, and all other Loan Documents (as defined in the Assumption Agreement), have been assumed by New Borrower upon the terms and conditions set forth in the Assumption Agreement. The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

Dated:

February __, 2006

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Securities Pass-Through Certificates Series 2004 - PWR3

By: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer under the Pooling and Servicing Agreement dated March 1, 2004, by and between Bear Stearns Commercial Mortgage Securities, Inc., Prudential Asset Resources, Inc., Wells Fargo Bank, National Association, Arcap Servicing, Inc., LaSalle Bank National Association, ABN AMRO Bank N.V. and The Prudential Insurance Company of America

      By:    __________________________________
      Name:  __________________________________
      Title: __________________________________

BORROWER

STONEWATER DOX FUNDING LLC,
a Delaware limited liability company

By:    _____________________________________
Name:  Constantine Dakolias
Title: Vice President

GUARANTOR

STONEWATER FUNDING LLC,
a Delaware limited liability company

By:     ___________________________________
Name:   Constantine Dakolias
Title:  Vice President

[Signatures continued on next page]

NEW BORROWER

ACI06 CHAMPAIGN IL LLC,
a Delaware limited liability company

By:     __________________________________
Name:   __________________________________
Title:  __________________________________

NEW GUARANTOR

GLADSTONE COMMERCIAL CORPORATION,
a Maryland corporation

By:     _________________________________
Name:   _________________________________
Title:  _________________________________

STATE OF VIRGINIA                 )
                                  ) ss
COUNTY OF FAIRFAX                 )

            On this the _____ day of January, 2006, before me, the undersigned Notary Public, personally appeared ___________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

------------------------------------------

STATE OF NEW YORK               )
                                )  ss
COUNTY OF WESTCHESTER           )

            On this the _____ day of January, 2006, before me, the undersigned Notary Public, personally appeared ___________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

-------------------------------------------

STATE OF NEW YORK                    )
                                     )  ss
COUNTY OF WESTCHESTER                )

            On this the _____ day of January, 2006, before me, the undersigned Notary Public, personally appeared ___________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

------------------------------------------

STATE OF CALIFORNIA             )
                                )  ss
COUNTY OF CONTRA COSTA          )

            On this the _____ day of January, 2006, before me, the undersigned Notary Public, personally appeared ___________________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

-------------------------------------------